Exhibit 21.1
Sabra Subsidiaries

Entity Name	Jurisdiction of Organization
1717 Senior Partners, LLC	Indiana
2100 Benvoulin Court Holdings, Inc.	British Columbia
2829-34th Street Holdings, Inc.	British Columbia
317 Winnipeg St. Holdings Inc.	British Columbia
3211 Alexis Park Drive Holdings Inc.	British Columbia
870 Westminster Ave. Holdings, Inc.	British Columbia
Beaumont Senior Partners, LLC	Indiana
Beavercreek Senior Partners, LLC	Indiana
Bloomsburg Nominee LLC	Delaware
Bloomsburg Nominee LP	Delaware
C.H.W. Limited Liability Company	New Hampshire
CCP Arlington 1961 LLC	Delaware
CCP Ashland 7250 LLC	Delaware
CCP Augusta 0544 LLC	Delaware
CCP Autumn View 7580 LLC	Delaware
CCP Autumn Woods 7586 LLC	Delaware
CCP Avalon 5010 LP	Delaware
CCP Bay View 0738 LP	Delaware
CCP Bayview 7176 LLC	Delaware
CCP Bear Creek 3764 LLC	Delaware
CCP Bellefontaine Gardens 7251 LLC	Delaware
CCP Belleville 7343 LLC	Delaware
CCP Bellingham 1501 LLC	Delaware
CCP Blueberry Hill 0581 LLC	Delaware
CCP Boise 0216 LLC	Delaware
CCP Bolton Manor 0529 LLC	Delaware
CCP Bremen 0290 LLC	Delaware
CCP Brentwood 0555 LLC	Delaware
CCP Brewer 0547 LLC	Delaware
CCP Brighton 0873 LLC	Delaware
CCP Brookhaven 7581 LLC	Delaware
CCP Burlington House 2702 LP	Delaware
CCP Camelot 0563 LLC	Delaware
CCP Cascade Park 7360 LLC	Delaware
CCP Chapel Hill 0806 LP	Delaware
CCP Chillicothe 0569 LP	Delaware
CCP Clackamas 1513 LLC	Delaware
CCP Colony House 0582 LLC	Delaware
CCP Conway 7175 LLC	Delaware
CCP Coos Bay 1510 LLC	Delaware
CCP Coshocton 0635 LP	Delaware

CCP Country Manor 0507 LLC	Delaware
CCP Covina 4003 LP	Delaware
CCP Crestview 1505 LLC	Delaware
CCP Current River 7252 LLC	Delaware
CCP Cypress Pointe 0188 LP	Delaware
CCP Danville Centre 0782 LLC	Delaware
CCP Den-Mar 0542 LLC	Delaware
CCP Dixon 7253 LLC	Delaware
CCP Dover 0591 LLC	Delaware
CCP Driftwood 7140 LP	Delaware
CCP Dutchess 1741 LLC	Delaware
CCP Eastside 0545 LLC	Delaware
CCP Eliot 0526 LLC	Delaware
CCP Elizabethtown 0787 LLC	Delaware
CCP Eugene 1509 LLC	Delaware
CCP Fayette County 7452 LP	Delaware
CCP Finance I LLC	Delaware
CCP Finance II LLC	Delaware
CCP Florence Villa 3781 LLC	Delaware
CCP Forsyth 7254 LLC	Delaware
CCP Fountain Circle 0280 LLC	Delaware
CCP Galion 7451 LP	Delaware
CCP Garden Gate 7583 LLC	Delaware
CCP Garden Valley 1155 LLC	Delaware
CCP Glendale 4001 LLC	Delaware
CCP Glenwood 7255 LLC	Delaware
CCP Golden/7470 LLC	Delaware
CCP Gravios 2227 LLC	Delaware
CCP Guardian Roanoke 0704 LP	Delaware
CCP Guardian Rocky Mount 0723 LP	Delaware
CCP Guardian Zebulon 0713 LP	Delaware
CCP Harbour Point 0826 LLC	Delaware
CCP Harris Hill 7582 LLC	Delaware
CCP Harrodsburg 0864 LLC	Delaware
CCP Healthbridge 7403 LP	Delaware
CCP Hillcrest 0785 LLC	Delaware
CCP Hillsboro 1507 LLC	Delaware
CCP Holdings GP1 LLC	Delaware
CCP Hopkins 3784 LLC	Delaware
CCP Junction City 1508 LLC	Delaware
CCP Kansas II LLC	Delaware
CCP Keizer 1526 LLC	Delaware
CCP Kennebunk 0549 LLC	Delaware
CCP King City 1506 LLC	Delaware
CCP Kinston 0711 LP	Delaware

CCP La Mesa 1910 LLC	Delaware
CCP Las Vegas 0640 LLC	Delaware
CCP Lebanon 1504 LLC	Delaware
CCP Lincoln 0307 LP	Delaware
CCP Madison 0132 LLC	Delaware
CCP Malley 0859 LLC	Delaware
CCP Marietta 0645 LLC	Delaware
CCP Maryville 3785 LLC	Delaware
CCP Masters 0884 LLC	Delaware
CCP McKinney 1677 LLC	Delaware
CCP Meadowvale 0269 LLC	Delaware
CCP Medford 0453 LLC	Delaware
CCP Millbrook 1678 LLC	Delaware
CCP Minneapolis 7005 LLC	Delaware
CCP Monroe 0707 LP	Delaware
CCP Mountain View 1529 LLC	Delaware
CCP Mountain View 2228 LLC	Delaware
CCP Mt. Pleasant 7171 LLC	Delaware
CCP Muncie 0406 LLC	Delaware
CCP Newport 1528 LLC	Delaware
CCP Newton Wellesley 0539 LLC	Delaware
CCP North Gate 7584 LLC	Delaware
CCP Northern Nevada 2226 LLC	Delaware
CCP Norway 0550 LLC	Delaware
CCP Nutmeg Pavilion 0567 LLC	Delaware
CCP Oakridge 3766 LLC	Delaware
CCP Oakview 0278 LLC	Delaware
CCP Olympic 1503 LLC	Delaware
CCP Orange Hills 7390 LP	Delaware
CCP Parkway Pavilion 0568 LLC	Delaware
CCP Parkwood 0407 LLC	Delaware
CCP Pearl Kruse 1527 LLC	Delaware
CCP Petersburg 3767 LLC	Delaware
CCP Pettigrew 0116 LP	Delaware
CCP Pleasant Valley 1679 LLC	Delaware
CCP Primacy 0822 LLC	Delaware
CCP Properties Business Trust	Massachusetts
CCP Queen Anne 0462 LLC	Delaware
CCP Quincy 0537 LLC	Delaware
CCP Raleigh 0143 LP	Delaware
CCP Regency 1676 LLC	Delaware
CCP Regency Manor 2701 LP	Delaware
CCP Richmond Beach 1500 LLC	Delaware
CCP River Terrace 0587 LLC	Delaware
CCP Riverpark 1502 LLC	Delaware

CCP Riverside 0281 LLC	Delaware
CCP Rosewood 0277 LLC	Delaware
CCP Royal Oaks 0112 LLC	Delaware
CCP Sachem 0514 LLC	Delaware
CCP San Diego 4005 LP	Delaware
CCP Savannah Rehab 0155 LLC	Delaware
CCP Savannah Specialty 0660 LLC	Delaware
CCP Seneca 7585 LLC	Delaware
CCP Senior Indiana LLC	Delaware
CCP Silas Creek 0191 LP	Delaware
CCP Silex 7256 LLC	Delaware
CCP Smoky Hill 7350 LLC	Delaware
CCP South Hampton 7257 LLC	Delaware
CCP South Shore Manor 3782 LLC	Delaware
CCP Springfield Business Trust	Massachusetts
CCP St. Francis 1742 LLC	Delaware
CCP Strafford 7258 LLC	Delaware
CCP Sunnybrook 0137 LP	Delaware
CCP Sunnyside 0452 LLC	Delaware
CCP Tacoma 1512 LLC	Delaware
CCP Tacoma 1515 LLC	Delaware
CCP Tacoma Pearl 1532 LLC	Delaware
CCP Tempe 4002 LLC	Delaware
CCP Three Fountains 1525 LLC	Delaware
CCP Torrey Pines 0641 LLC	Delaware
CCP Tri-State 7172 LLC	Delaware
CCP Ulster 1743 LLC	Delaware
CCP Ventura 4004 LP	Delaware
CCP Village 1931 LLC	Delaware
CCP Warren 7453 LP	Delaware
CCP Westgate Manor 0554 LLC	Delaware
CCP Westminster 3775 LLC	Delaware
CCP Westwood Manor 7348 LLC	Delaware
CCP Whitesburg 0791 LLC	Delaware
CCP Windsor 7259 LLC	Delaware
CCP Winship Green 0546 LLC	Delaware
CCP Worthington 1160 LLC	Delaware
CCP Wyomissing 1237 LLC	Delaware
Charleston AID II OpCo LLC	Delaware
Charleston AID II PropCo LLC	Delaware
Chesterfield Holdings, LLC (Joint Venture)	Delaware
Chesterfield TRS, LLC (Subsidiary of Joint Venture)	Delaware
Clarks Summit AID II OpCo LLC	Delaware
Clarks Summit AID II PropCo LLC	Delaware
Clarksville Senior Partners, LLC	Indiana

Columbus Senior Partners II, LLC	Indiana
Deerfield Senior Partners, LLC	Indiana
Douglassville AID II OpCo LLC	Delaware
Douglassville AID II PropCo LLC	Delaware
Dover AID II OpCo LLC	Delaware
Dover AID II PropCo LLC	Delaware
Gainesville Holding, LLC (Joint Venture)	Delaware
Gainesville Propco, LLC (Subsidiary of Joint Venture)	Delaware
HEB Health Care Partners, LLC (Joint Venture)	Delaware
HEB SNF RE GenPar, LLC	Texas
HEB SNF RE, L.P.	Texas
Joliette Residences GP Inc (Joint Venture)	Ontario
Joliette Residences Limited Partnership (Subsidiary of Joint Venture)	Ontario
Joliette Residences Limited (Subsidiary of Joint Venture)	Ontario
L.P.E.	New Hampshire
Langdon Place of Dover, a general partnership	New Hampshire
Langdon Place of Keene Limited Partnership	New Hampshire
LBG 1717 JV, LLC (Joint Venture)	Indiana
LBG Madeira JV, LLC (Joint Venture)	Indiana
Lewisburg AID II OpCo LLC	Delaware
Lewisburg AID II PropCo LLC	Delaware
Madeira Senior Partners, LLC (Subsidiary of Joint Venture)	Indiana
Master Aid II PROPCO LLC	Delaware
Master Aid II-B PROPCO LLC	Delaware
Master Tenant (FNMA) AID II Opco LLC	Delaware
Master Tenant (UNEN) AID II Opco LLC	Delaware
McCordsville Senior Partners, LLC	Indiana
Milford AID II OpCo LLC	Delaware
Milford AID II PropCo LLC	Delaware
MLD Properties, LLC	Delaware
MLD Shelton Investors Partnership	California
New Hampshire Holdings, LLC	Delaware
North Bend Senior Partners II, LLC	Indiana
Oak Hill AID II OpCo LLC	Delaware
Oak Hill AID II PropCo LLC	Delaware
Parent AID II Opco TRS LLC	Delaware
Park Place AL, LLC	Indiana
PCF Residences GP Inc. (Joint Venture)	Ontario
PCF Residences Limited Partnership (Subsidiary of Joint Venture)	Ontario
PCF Residences Limited (Subsidiary of Joint Venture)	Ontario
Reading AID II OpCo LLC	Delaware
Reading AID II PropCo LLC	Delaware
Sabra AL Holdings, LLC	Delaware
Sabra AL Operations, LLC	Delaware
Sabra Alamitos, LP	Delaware

Sabra Beachside, LP	Delaware
Sabra Bedford Hills, LLC	Delaware
Sabra Broadway, LP	Delaware
Sabra Burien, LLC	Delaware
Sabra CA Holdco, Inc.	British Columbia
Sabra CA Holdings, LP	Delaware
Sabra CA LoanCo, Inc.	British Columbia
Sabra California GP, LLC	Delaware
Sabra Canadian GP I, Inc.	British Columbia
Sabra Canadian GP II, Inc.	British Columbia
Sabra Canadian GP III, Inc.	British Columbia
Sabra Canadian GP IV, Inc.	British Columbia
Sabra Canadian Holdings, LLC	Delaware
Sabra Canadian Properties I, Limited Partnership	British Columbia
Sabra Canadian Properties II, Limited Partnership	British Columbia
Sabra Canadian Properties III, Limited Partnership	British Columbia
Sabra Canadian Properties IV, Limited Partnership	British Columbia
Sabra Capital Corporation	Delaware
Sabra Celebration Preferred Equity, LLC	Delaware
Sabra Chatsworth, LP	Delaware
Sabra Chesterfield Preferred Equity, LLC	Delaware
Sabra Colorado, LLC	Nevada
Sabra Colorado II, LLC	Nevada
Sabra Cottonwood, LP	Delaware
Sabra Coventry, LP	Delaware
Sabra Danville, LP	Delaware
Sabra Deerfield Operations, LLC	Delaware
Sabra East Coast Operations I, LLC	Delaware
Sabra East Coast Operations II, LLC	Delaware
Sabra Edgewater, LP	Delaware
Sabra Fairfield, LP	Delaware
Sabra Fairmont, LP	Delaware
Sabra FHAPT, LLC	Delaware
Sabra Forest Hills, LLC	Delaware
Sabra Garden View, LP	Delaware
Sabra Grand Terrace, LP	Delaware
Sabra Hagerstown, LLC	Delaware
Sabra Health Care AL, LLC	Delaware
Sabra Health Care Delaware, LLC	Delaware
Sabra Health Care Frankenmuth, LLC	Delaware
Sabra Health Care Holdings I, LLC	Delaware
Sabra Health Care Holdings II, LLC	Delaware
Sabra Health Care Holdings III, LLC	Delaware
Sabra Health Care Holdings IV, LLC	Delaware
Sabra Health Care Holdings V, LLC	Delaware

Sabra Health Care Holdings VI, LLC	Delaware
Sabra Health Care Investments, LP	Delaware
Sabra Health Care Limited Partnership	Delaware
Sabra Health Care Northeast, LLC	Delaware
Sabra Health Care Pennsylvania, LLC	Delaware
Sabra Health Care Virginia II, LLC	Delaware
Sabra Health Care Virginia, LLC	Delaware
Sabra Health Care, L.L.C.	Delaware
Sabra IL California GP, LLC	Delaware
Sabra IL California, L.P.	Delaware
Sabra IL Holdings, LLC	Delaware
Sabra IL Operations, LLC	Delaware
Sabra IL Texas GP, LLC	Texas
Sabra IL Texas, L.P.	Texas
Sabra Illinois Operations I, LLC	Delaware
Sabra Issaquah, LLC	Delaware
Sabra Lake Balboa, LP	Delaware
Sabra Lake Drive, LLC	Delaware
Sabra Lomita, LP	Delaware
Sabra Marshfield II RP, LLC	Delaware
Sabra Marshfield II TRS, LLC	Delaware
Sabra Michigan, LLC	Delaware
Sabra Midwest Operations I, LLC	Delaware
Sabra Midwest Operations II, LLC	Delaware
Sabra Midwest Operations III, LLC	Delaware
Sabra Midwest Operations IV, LLC	Delaware
Sabra Midwest Operations V, LLC	Delaware
Sabra Midwest Operations VI, LLC	Delaware
Sabra Midwest Operations VII, LLC	Delaware
Sabra Midwest Operations VIII, LLC	Delaware
Sabra Midwest Operations IX, LLC	Delaware
Sabra Missouri River, LLC	Delaware
Sabra Nashua, LLC	New Hampshire
Sabra New Mexico II, LLC	Delaware
Sabra North Carolina GP, LLC	Delaware
Sabra North Carolina, L.P.	Delaware
Sabra North Conway, L.L.C.	New Hampshire
Sabra Opco AL, LLC	Delaware
Sabra Pacifica, LP	Delaware
Sabra Palm Terrace, LP	Delaware
Sabra Park Ridge, LLC	Delaware
Sabra Park West, LLC	Delaware
Sabra Phoenix Holding, LLC	Delaware
Sabra Phoenix Marshfield, LLC	Delaware
Sabra Phoenix TRS Venture II, LLC	Delaware

Sabra Phoenix TRS Venture, LLC	Delaware
Sabra Phoenix Wisconsin, LLC	Delaware
Sabra Propco AL, LLC	Delaware
Sabra Ramona, LP	Delaware
Sabra Ramsey, LLC	Delaware
Sabra Ramsey TRS, LLC	Delaware
Sabra Southern Operations I, LLC	Delaware
Sabra Southern Operations II, LLC	Delaware
Sabra Southern Operations III, LLC	Delaware
Sabra Southern Operations IV, LLC	Delaware
Sabra Southern Operations V, LLC	Delaware
Sabra Texas GP, LLC	Texas
Sabra Texas Holdings GP, LLC	Texas
Sabra Texas Holdings, LP	Texas
Sabra Texas Holdings II, L.P.	Texas
Sabra Texas Properties LP	Texas
Sabra Texas Properties II, L.P.	Texas
Sabra Texas Properties III, L.P.	Texas
Sabra Texas Properties IV, L.P.	Texas
Sabra Texas Properties VI, L.P.	Texas
Sabra TRS Holdings, LLC	Delaware
Sabra University, LP	Delaware
Sabra Virginia III, LLC	Delaware
Sabra Wellmore Preferred Equity, LLC	Delaware
Sabra West Coast Operations I, LLC	Delaware
Sabra West Coast Operations II, LLC	Delaware
Sabra West Coast Operations III, LLC	Delaware
Sabra West Coast Operations IV, LLC	Delaware
Sabra West Coast Operations V, LLC	Delaware
Sabra West Lake Operations, LLC	Delaware
Sabra Wisconsin, LLC	Delaware
Sabra Wisconsin II, LLC	Delaware
Sabra Wisconsin Operations I, LLC	Delaware
Sabra Wisconsin Operations II, LLC	Delaware
Sabra Wisconsin Operations III, LLC	Delaware
Sabra Woodland, LP	Delaware
Sabra-Sundara Master Developer, LLC (Joint Venture)	Delaware
SbraREIT Assisted Living I, ULC	Nova Scotia
SbraREIT Canadian GP V Inc.	Nova Scotia
SbraREIT Canadian Properties V, Limited Partnership	Alberta
SbraREIT Independent Living I, ULC	British Columbia
SbraREIT Independent Living II, ULC	British Columbia
Scott Depot AID II OpCo LLC	Delaware
Scott Depot AID II PropCo LLC	Delaware
SHDG Chesterfield, LLC (Subsidiary of Joint Venture)	Delaware

SHDG Missouri, LLC (Subsidiary of Joint Venture)	Delaware
Sienna Sabra GP Corp (Joint Venture)	Ontario
Sienna Sabra LP (Subsidiary of Joint Venture)	Ontario
Sienna Sabra ON Corp (Subsidiary of Joint Venture)	Ontario
Sienna Sabra SK Corp (Subsidiary of Joint Venture)	Ontario
Sundara Prop-1, LLC (Subsidiary of Joint Venture)	Texas
United Rehab Realty Holding, LLC	Delaware
VD Residences GP Inc (Joint Venture)	Ontario
VD Residences Limited Partnership (Subsidiary of Joint Venture)	Ontario
VD Residences Limited (Subsidiary of Joint Venture)	Ontario
Wellmore of Daniel Island JV, LLC (Joint Venture)	Delaware
Wellmore of Daniel Island Propco, LLC (Subsidiary of Joint Venture)	Delaware
Williamsport AID II OpCo LLC	Delaware
Williamsport AID II PropCo LLC	Delaware
Wyncote AID II OpCo LLC	Delaware
Wyncote AID II PropCo LLC	Delaware